SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 19, 2004
(Date of earliest event reported)

Commission File No. 333-109285



                       Banc of America Funding Corporation
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       Delaware                                          56-1930085
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                   28255
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Address of principal executive offices                    (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99)                                      Collateral Term Sheets prepared
                                                by Banc of America Securities
                                                LLC in connection with Banc of
                                                America Funding Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2004-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA FUNDING CORPORATION


April 19, 2004

                                   By:    /s/ Michael P. Schoffelen
                                          ----------------------------
                                   Name:  Michael P. Schoffelen
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Collateral Terms Sheets                        E
                        prepared by Banc of America
                        Securities LLC in connection
                        with Banc of America Funding
                        Corporation, Mortgage Pass-
                        Through Certificates, Series 2004-1